EXHIBIT 32.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Sam Messina, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Viastar Media Corporation on Form 10-QSB/A for the Quarterly ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Viastar Media Corporation


Dated:   September 13, 2005              By: /s/ Sam Messina
                                                 -------------------------------
                                                 Sam Messina
                                                 Interim Chief Financial Officer




     A signed original of this written statement required by Section 906 has been provided to Viastar Media Corporation and will be retained by Viastar Media Corporation and furnished to the Securities and Exchange Commission or its staff upon request.